EXHIBIT 24

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a member of the Board of Directors of Sybron Chemicals Inc., constitutes and appoints Richard M. Klein or Lawrence R. Hoffman his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute Form 10-K, Annual Report on behalf of Sybron Chemicals Inc., for the fiscal year ended December 31, 1996, promulgated by the Securities and Exchange Commission pursuant to Section 13 of the Securities Exchange Act of 1934 and to file the same, and any other documents in connection therewith, from time to time as said attorney-in-fact and agent, or his substitute or substitutes, deems necessary and appropriate, with the Securities and Exchange Commission and such other exchange, self-regulatory organization, or entity to which Sybron Chemicals Inc. may, now or hereafter, be required by applicable regulation to file.



Date: March 24, 1997                            /s/ David I. Barton
      ---------------                          ----------------------------
                                                    David I. Barton

                                                                   EXHIBIT 24

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a member of the Board of Directors of Sybron Chemicals Inc., constitutes and appoints Richard M. Klein or Lawrence R. Hoffman his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute Form 10-K, Annual Report on behalf of Sybron Chemicals Inc., for the fiscal year ended December 31, 1996, promulgated by the Securities and Exchange Commission pursuant to Section 13 of the Securities Exchange Act of 1934 and to file the same, and any other documents in connection therewith, from time to time as said attorney-in-fact and agent, or his substitute or substitutes, deems necessary and appropriate, with the Securities and Exchange Commission and such other exchange, self-regulatory organization, or entity to which Sybron Chemicals Inc. may, now or hereafter, be required by applicable regulation to file.



Date: March 24, 1997                            /s/ John H. Schroeder
      -----------------                        --------------------------
                                                    John H. Schroeder

                                                                   EXHIBIT 24

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a member of the Board of Directors of Sybron Chemicals Inc., constitutes and appoints Richard M. Klein or Lawrence R. Hoffman his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute Form 10-K, Annual Report on behalf of Sybron Chemicals Inc., for the fiscal year ended December 31, 1996, promulgated by the Securities and Exchange Commission pursuant to Section 13 of the Securities Exchange Act of 1934 and to file the same, and any other documents in connection therewith, from time to time as said attorney-in-fact and agent, or his substitute or substitutes, deems necessary and appropriate, with the Securities and Exchange Commission and such other exchange, self-regulatory organization, or entity to which Sybron Chemicals Inc. may, now or hereafter, be required by applicable regulation to file.



Date: March 24, 1997                            /s/ Paul C. Schorr, IV
      ----------------                         ---------------------------
                                                    Paul C. Schorr, IV

                                                                   EXHIBIT 24

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a member of the Board of Directors of Sybron Chemicals Inc., constitutes and appoints Richard M. Klein or Lawrence R. Hoffman his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute Form 10-K, Annual Report on behalf of Sybron Chemicals Inc., for the fiscal year ended December 31, 1996, promulgated by the Securities and Exchange Commission pursuant to Section 13 of the Securities Exchange Act of 1934 and to file the same, and any other documents in connection therewith, from time to time as said attorney-in-fact and agent, or his substitute or substitutes, deems necessary and appropriate, with the Securities and Exchange Commission and such other exchange, self-regulatory organization, or entity to which Sybron Chemicals Inc. may, now or hereafter, be required by applicable regulation to file.



Date: March 24, 1997                            /s/ Heinn F. Tomfohrde, III
      -----------------                        ------------------------------
                                                    Heinn F. Tomfohrde, III